UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
Form 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 16, 2009
UCBH Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-24947	94-3072450

(State or other Jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
Incorporation)

555 Montgomery Street
San Francisco, California	94111

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (415) 315-2800
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 Other Events.
     Attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference herein are the audited consolidated financial statements of UCBH Holdings, Inc. (the “Company”) and its subsidiaries for the fiscal year ended December 31, 2008 (the “2008 Financial Statements”). The Company is filing this Current Report on Form 8-K containing the 2008 Financial Statements to satisfy the requirements under Securities and Exchange Commission Regulation S-X, Rule 3-01 and Rule 3-12 in connection with the anticipated filing of post-effective amendments to registration statements previously filed by the Company.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.
(d) Exhibits
     The following exhibits are included with this Report:

Exhibit Number	Description

23.1	Consent of PricewaterhouseCoopers LLP

23.2	Consent of KPMG LLP

99.1	UCBH Holdings, Inc. and Subsidiaries Consolidated Financial Statements for the Year Ended December 31, 2008

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UCBH HOLDINGS, INC.
Date: March 16, 2009	By:	/s/ Craig S. On
Craig S. On
Executive Vice President and Chief Financial Officer

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